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                     WARBURG PINCUS EMERGING MARKETS II FUND
                    WARBURG PINCUS INTERNATIONAL GROWTH FUND
                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND

     Supplement to the Prospectuses and Statements of Additional Information

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Effective July 6, 1999, the Credit Suisse Asset Management International Equity Management Team, which is responsible for the day-to-day management of the funds, consists of the following investment professionals: Steven D. Bleiberg, Richard Watt, Emily Alejos, Robert B. Hrabchak and Alan Zlatar.

Effective July 6, 1999, the Credit Suisse Asset Management Global
Telecommunications Management Team, which is also responsible for the day-to-day management of the funds, consists of the following investment professionals:
Steven D. Bleiberg, Richard Watt, Scott T. Lewis, James Abate, Emily Alejos, and Robert B. Hrabchak.

Scott T. Lewis has been an investment professional with the funds' investment adviser or its predecessors for more than five years. Alan Zlatar has been an investment professional with the funds' investment adviser or its affiliate for more than five years. William P. Sterling, who had been a member of the International Equity and Global Telecommunications Teams, and Stephen Waite, who had been a member of the Global Telecommunications Team, have resigned from the funds' investment adviser.


Dated: July 6, 1999                                               WPIST-16-0799